EXHIBIT 10.32

                                   SUMMIT BANK
                               301 Carnegie Center
                                  P.O. Box 2066
                        Princeton, New Jersey 08543-2066

                                 SECOND RESTATED
                         REVOLVING LOAN PROMISSORY NOTE

$3,000,000                                                Middletown, New Jersey
                                                            Date: July 28, 1997

      FOR VALUE RECEIVED, the undersigned ("Borrower") promises to pay to the order of United Jersey Bank/Central, N.A. ("Bank"), at its executive office at 301 Carnegie Center, P.O. Box 2066, Princeton, New Jersey 08543-2066, or at such other place as the Bank may from time to time designate by notice to the Borrower, the principal sum of THREE MILLION ($3,000,000.00) DOLLARS, or so much thereof as may be advanced as Revolving Loan Advances pursuant to the Loan and Security Agreement between the Bank and the Borrower dated May 27, 1993, as amended (the "Agreement"), in lawful money of the United States of America with interest, calculated on the basis of a 360 day year, on the unpaid balance from the date of this Promissory Note ("Note") at the rates set forth below until paid. Any capitalized terms used herein shall have the meanings ascribed to them in the Agreement.

      All amounts due to the Bank in connection with each Revolving Loan Advance shall bear interest during each calendar month pursuant to the Borrower's Notice of Advance at a fluctuating interest rate per annum equal at all times to the Bank's Base Rate in effect from time to time, or two hundred (200) basis points greater than the Eurodollar Rate in effect from time to time until the Loan Termination Date. Each change in such fluctuating rate shall take effect simultaneously with the corresponding change in such Base Rate or Eurodollar Rate, when applicable, without notice to the undersigned or any endorser, surety or guarantor. Any such change shall not affect or alter any of the other terms and conditions of this Note. All computations of interest shall be calculated on a daily basis upon the unpaid balance with each day representing 1/360th of a year. The undersigned shall make monthly payments of interest, which payments shall be due no later than the first Business Day of each calendar month, until the Loan Termination Date whereupon all amounts due hereunder and in connection herewith shall be immediately due and payable without notice.

      The terms, covenants and conditions of the Agreement are hereby made a part of this Note, to the extent and with the same effect as if more fully set forth herein and the Borrower hereby covenants and promises to abide by and comply with each and every term, covenant and condition set forth in this Note and in the Agreement.

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      Notwithstanding  the  foregoing,  and  in  addition  to the  terms  of the
Agreement, the unpaid balance of the principal amount owing hereunder, together with interest thereon, shall immediately become due and payable, at the election of the holder hereof, in the event of:

     (a) Failure to make any payment of principal or interest when due;

     (b) Failure to observe or perform any term, covenant or condition of this Note or the Agreement with respect to the payment of money; and

     (c) Any Event of Default as defined in the Agreement.

      For each amount payable by the Borrower to the Bank under this Note that is not paid by the tenth (10th) day following the date on which such payment is due (whether at the Loan Termination Date, by acceleration or otherwise) and to the extent permitted by applicable law, the Bank reserves the right, without notice to the Borrower, to charge interest, from the date on which such amount shall have first become due and payable by the Borrower to the date on which such amount shall be paid by the Borrower (whether before or after judgment), at the annual rate of interest that shall at all times be five percent (5%) above the annual rate of interest if such amount were not overdue. The unpaid interest accrued on any overdue amount in accordance with Section 2.08 of the Agreement shall become and be absolutely due and payable by the Borrower to the Bank on written demand by the Bank at any time. Interest on each overdue amount will continue to accrue monthly until the obligations of the Borrower in respect of the payment of such overdue amounts are discharged (whether before or after judgment).

      In the event that any payment shall not be received by the Bank by the tenth (10th) day following the date on which such payment is due, the Bank shall, in addition to and not to the exclusion of its other rights under this Note, be entitled to charge, and the Borrower shall pay the Bank a late charge equal to the lesser of five percent (5%) of the overdue payment or One Thousand Dollars ($1,000.00) for the purpose of defraying the expense incident to handling the delinquent payment. Late charges assessed by the Bank are immediately due and payable. Payments are deemed made on the Business Day payment is received by the Bank. Payments received after 11:00 a.m. will be deemed received the next Business Day.

      In the event that the outstanding unpaid principal due to the Bank in connection with Revolving Loan Advances is less than $3,000,000, then the Borrower shall pay to the Bank a quarterly fee


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

for the unused portion of the line equal to one-quarter of one percent (0.25%) of the average daily unused portion of the line as more particularly described in the Agreement.

      The Borrower agrees to pay all costs of enforcement or collection of this Note and the Agreement, including reasonable attorney's fees and court costs, in the event that the Borrower defaults in its obligations hereunder or under the Agreement, whether suit be brought against the Borrower or not.

      This Note shall be the obligation of the maker and shall be binding upon it and upon its successors, representatives and assigns.

      If any provision contained in this Note is in conflict with, or inconsistent with, any provision in the Agreement, the provision contained in the Agreement shall govern and control.

      This Note is referred to in the Agreement and is entitled to the benefits thereof and may be prepaid in whole or in part as provided therein without premium or penalty. Upon the occurrence of any one or more of the Events of Default specified in the Agreement, all amounts then remaining unpaid on this Note may be declared to be immediately due and payable as provided therein.

      If this Note or any installment of principal or interest hereunder is not paid when due, the Bank may hold and apply any amounts which the Bank, from time to time, may owe to the Borrower, including any balance or share of any deposit or other account, and any other property, tangible or intangible, owned by or in which the Borrower has an interest which may be in the possession or control of the Bank. This right is in addition to the Bank's right of set-off.

      The Borrower, and any endorsers, guarantors, sureties and all other parties liable for payment of any sum or sums due or to become due under the terms of this Note, jointly and severally waive presentment, demand for payment, protest and notice of dishonor of this Note, and authorize the holder hereof, without notice, to grant extensions in the time of payment of any reduction or increase in the rate of interest on any money owing on this Note.

      All  notices  and  other  communications   hereunder  shall  be  given  in
accordance with the terms and conditions of the Agreement.

      This Note has been executed and delivered in the State of New Jersey and is to be governed in all respects by the laws of the State of New Jersey as an agreement to be wholly performed in the State of New Jersey.


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

      This Note shall replace and supersede the Revolving Loan Promissory Note dated May 27, 1993 issued in connection with the Agreement, as amended by a First Restated Revolving Loan Promissory Note dated July 14, 1994 to evidence the indebtedness of the Borrower to the Bank represented thereby which indebtedness hereafter shall be represented by this Note, but shall not be discharged, released or reduced by this Note nor shall this Note constitute a novation with respect to any such indebtedness.

      IN WITNESS WHEREOF, the undersigned have set their hands and seals or caused this $3,000,000 Second Restated Revolving Loan Promissory Note to be executed by their proper corporate officers and sealed with their seal effective as of May 31, 1997.


ATTEST                                            OSTEOTECH, INC.


/s/STEVEN SOBIESKI              BY:/s/ MICHAEL J. JEFFRIES
------------------              --------------------------
Steven Sobieski                    Michael J. Jeffries,
Vice President Finance             Executive Vice President
                                   COO, CFO

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